UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2023

TARGET GLOBAL ACQUISITION I CORP.

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-41135	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

PO Box 1093, Boundary Hall, Cricket Square, Grand Cayman, KY-1102, Cayman Islands	KY-1102
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (302) 273 0765

N/A
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	TGAA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TGAAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	TGAAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 2, 2023, shareholders of Target Global Acquisition I Corp. (the “Company”) at an extraordinary general meeting of shareholders to the Company (the “Shareholder Meeting”) approved an amendment (the “Trust Amendment”) of that certain investment management trust agreement, dated December 8, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Continental”), to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “Trust Account”) to the earliest of (i) the Company’s completion of an initial business combination and (ii) September 13, 2023 (the “Articles Extension Date”) and (iii) to permit the Company, without another shareholder vote, to elect to further extend such date on a monthly basis up to six times by an additional one month each time after the Articles Extension Date, upon two calendar days' advance notice prior to the applicable Articles Extension Date, until March 13, 2024 (each, an “Additional Articles Extension Date”).

The foregoing description is qualified in its entirety by the full text of the Trust Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 6, 2023, the Company filed with the Registrar of Companies of the Cayman Islands an amendment to the Company’s amended and restated memorandum and articles of association (the “Articles”):

(i) to extend the date by which the Company has to consummate an initial business combination (the “Extension Amendment”) from June 13, 2023 to the Articles Extension Date or the Additional Articles Extension Date (the “Extension Amendment Proposal”);

(ii) to eliminate from the Articles the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “Public Shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”), such that the Company may redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal”); and

(iii) to provide that the Class B ordinary shares may be converted either at the time of the consummation of the Company’s initial business combination or at any earlier date at the option of the holders of the Class B ordinary shares (the “Founder Conversion Amendment Proposal”).

The Company’s shareholders approved each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal at the Shareholder Meeting.

The foregoing description is qualified in its entirety by the full text of the amendment to the Articles, which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Shareholder Meeting, holders of 20,740,272 of the Company’s ordinary shares were present in person or represented by proxy, which represented approximately 77.2% of the ordinary shares issued and outstanding and entitled to vote as of the record date of May 23, 2023.

At the Shareholder Meeting, the Company’s shareholders approved the following items: (i) the Extension Amendment Proposal; (ii) the Redemption Limitation Amendment Proposal; (iii) the Founder Conversion Amendment Proposal; (iv) a proposal to approve the Trust Amendment (such proposal, the “Trust Amendment Proposal”); and (v) a proposal to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary (such proposal, the “Adjournment Proposal”).

Set forth below are the final voting results for each of the proposals presented at the Shareholder Meeting:

Approval of Proposal 1 – Extension Amendment Proposal

Votes For	Votes Against	Abstentions
19,859,512	781,116	99,644

Approval of Proposal 2 – Redemption Limitation Amendment Proposal

Votes For	Votes Against	Abstentions
19,859,512	781,116	99,644

Approval of Proposal 3 – Founder Conversion Amendment Proposal

Votes For	Votes Against	Abstentions
19,859,512	781,116	99,644

Approval of Proposal 4 – Trust Amendment Proposal

Votes For	Votes Against	Abstentions
19,859,512	781,116	99,644

Approval of Proposal 5 – Adjournment Proposal

Votes For	Votes Against	Abstentions
19,856,752	783,876	99,644

Item 8.01.	Other Events

In connection with the shareholders’ vote at the Shareholder Meeting, the holders of 16,994,128 ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.53 per share.

As a result, approximately $178.9 million will be removed from the Trust Account to redeem such shares and 4,495,530 Class A ordinary shares of the Company will remain outstanding after the redemption has been effected. Upon payment of the redemption, approximately $47.3 million will remain in the Trust Account.

In connection with the redemptions, the initial shareholders of the Company, including the Company’s sponsor and certain of the Company’s officers and directors (the “Initial Shareholders”) intend to convert on a one-for-one basis all of the 5,372,415 outstanding Class B ordinary shares into Class A ordinary shares (the “Conversion”). As a result of the Conversion, 9,867,945 Class A ordinary shares, par value $0.0001 per share, and no Class B ordinary shares, will be issued and outstanding, respectively.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s ability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under the heading “Risk Factors” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
3.1	Amendment, dated as of June 2, 2023, to the Amended and Restated Memorandum and Articles of Association of Target Global Acquisition I Corp.
10.1	Amendment to the Investment Management Trust Agreement, dated as of June 6, 2023, between Target Global Acquisition I Corp. and Continental Stock Transfer & Trust Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2023

TARGET GLOBAL ACQUISITION I CORP.

By:	/s/ Shmuel Chafets
	Name:	Shmuel Chafets
	Title:	Chief Executive Officer